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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                DECEMBER 1, 2003

                            KMART HOLDING CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                    000-50278                  32-0073116
          --------                    ---------                  ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

                                 (248) 463-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On December 1, 2003, Kmart Holding Corporation issued a press release announcing the hiring of two Senior Vice Presidents. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS.



   EXHIBIT NO.        DOCUMENT DESCRIPTION
       99.1           Press Release, dated December 1, 2003, issued by Kmart
                      Holding Corporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2003
                                      KMART HOLDING CORPORATION


                                      By:  /s/ Richard J. Noechel
                                         ---------------------------------------
                                         Name: Richard J. Noechel
                                         Title: Vice President and Controller



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                                  EXHIBIT INDEX


     EXHIBIT NO.       DOCUMENT DESCRIPTION
        99.1           Press Release, dated December 1, 2003, issued by Kmart
                       Holding Corporation